                      The One Group-Registered Trademark-

                      The One Group Intermediate Bond Fund
                       The One Group Government Bond Fund
                         The One Group Income Bond Fund
                   The One Group Kentucky Municipal Bond Fund
                     The One Group Ohio Municipal Bond Fund
                       The One Group Municipal Income Fund
                  The One Group Intermediate Tax-Free Bond Fund
                     The One Group Growth Opportunities Fund
                       The One Group Asset Allocation Fund
                         The One Group Equity Index Fund
                      The One Group Disciplined Value Fund
                     The One Group Large Company Growth Fund
                        The One Group Income Equity Fund
                  The One Group International Equity Index Fund
                     The One Group Large Company Value Fund


                      Supplement dated February 7, 1996 to
                        Prospectus dated November 1, 1995

The table under the heading SALES CHARGE in the section of the prospectus entitled HOW TO DO BUSINESS WITH THE ONE GROUP, is replaced in its entirety with the following table:


                                                                 Sales Charge as Appropriate
                              Sales Charge as a                   Percentage of                      Commission as a Percentage
     Amount of Purchase     Percentage of Offering Price         Net Amount Invested            of Offering Price
     ------------------     ----------------------------         -------------------            -----------------
     less than $100,000           4.50%                              4.71%                           4.05%

     $100,000 but less
     than $250,000                3.50%                              3.63%                           3.05%

     $250,000 but less
     than $500,000                2.50%                              2.56%                           2.05%

     $500,000 but less
     than $1,000,000              2.00%                              2.04%                           1.60%

     1,000,000 or more            0.00%                              0.00%                           0.00%

In the second paragraph under the heading SALES CHARGE, the fourth sentence is revised to read as follows: "In addition, the Distributor will, from time to time and at its own expense, provide promotional incentives to financial institutions and intermediaries, whose registered representatives have sold or are expected to sell significant amounts of the shares of the Fund, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives to places within or outside the United States, and additional compensation in an amount up to 1.00% of the offering price of Class A shares of the Fund for sales of $1 million to $5 million, and 0.50% for sales over $5 million."


           INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                              FOR FUTURE REFERENCE